Supplement Dated July 24, 2014

to the

Prospectus Dated May 1, 2005 for Farmers Variable Annuity I

issued by

Zurich American Life Insurance Company

through its

ZALICO Variable Annuity Separate Account

This Supplement updates certain information in your variable annuity contract (“Contract”) Prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

1.	Pursuant to right reserved in the Contract to waive or modify the minimum and maximum initial and subsequent Purchase Payments limits shown in the contract or certificate schedule, effective August 1, 2014, the maximum total Purchase Payments under the Contracts is reduced from $1,000,000 to $10,000. This modification is reflected in the following revisions to the disclosure contained in your Prospectus:

a. The third paragraph under the heading “Summary” on page 7 of your Prospectus is hereby modified to read as follows:

“Subject to certain exceptions, the minimum subsequent Purchase Payment is $500. Any allocation you make to a Subaccount, Fixed Account or Guarantee Period must be at least $500. Effective on and after August 1, 2014, the maximum total Purchase Payments under the Contracts is $10,000. Cumulative Purchase Payments in excess of $10,000 require our prior approval. We reserve the right to waive or modify the minimum and maximum initial and subsequent Purchase Payments limits.”

b. The first paragraph under the heading “A. General Information” on page 19 of your Prospectus is hereby modified to read as follows:

“This Contract is no longer offered for sale, although we continue to accept additional Purchase Payments under the Contract. The minimum additional Purchase Payment is $500 ($50 or more for IRAs). The minimum additional Purchase Payment is $100 if you authorize us to draw on an account via check or electronic debit. Effective on and after August 1, 2014, the maximum total Purchase Payments under the Contracts is $10,000. Cumulative Purchase Payments in excess of $10,000 require our prior approval. We reserve the right to waive or modify the minimum and maximum initial and subsequent Purchase Payments limits. The Internal Revenue Code may also limit the maximum annual amount of Purchase Payments. An allocation to a Subaccount, the Fixed Account or a Guarantee Period must be at least $500.”

2.

Also effective on and after August 1, 2014, Zurich American Life Insurance Company will not accept rollovers or transfers into Qualified Plan Contracts. This modification is reflected in the following revision to the disclosure contained in your Prospectus:

The penultimate paragraph under “Summary” on page 8 of your Prospectus is hereby deleted in its entirety and replaced with the following paragraph:

“The Contract was available for purchase in connection with retirement plans qualifying either under Section 401 or 403(b) of the Code or as individual retirement annuities including Roth IRAs. Effective on and after August 1, 2014, we will not accept rollovers or transfers into Qualified Plan Contracts. The Contract was also available for purchase in connection with state and municipal deferred compensation plans and non-qualified deferred compensation plans.”

3. The following modifications to the disclosure contained in your Prospectus reflect, primarily, changes in the name of the Company and of the Contract administrator. The three paragraphs appearing under the heading “Kemper Investors Life Insurance Company” on page 14 of your Prospectus are hereby deleted in their entirety and replaced with the following six paragraphs:

“We were organized in 1947 and are a stock life insurance company organized under the laws of the State of Illinois. Our home office is located at 1400 American Lane, Schaumburg, Illinois 60196. For Contract services, you may contact us at the Service Center at Scudder DestinationsSM Service Team, PO Box 19097, Greenville, South Carolina, 29602-9097. We offer annuity and life insurance products and are admitted to do business in the District of Columbia and all states except New York. We are a wholly-owned subsidiary of Zurich American Corporation (formerly Kemper Corporation), a non-operating holding company. Zurich American Corporation is an indirect wholly-owned subsidiary of Zurich Insurance Group Ltd. (formerly Zurich Financial Services Ltd.), a Swiss holding company.

Effective August 22, 2010, Kemper Investors Life Insurance Company (“KILICO”), the insurance company that issued your Contract, changed its name to Zurich American Life Insurance Company, or ZALICO. The change in the name of the insurance company from KILICO to ZALICO does not change or alter any of the terms or provisions of your Contract. ZALICO will continue to honor all its obligations under your Contract. ZALICO remains organized under the laws of the State of Illinois. ZALICO continues to be a wholly-owned subsidiary of Zurich American Corporation and an indirect wholly-owned subsidiary of Zurich Insurance Group Ltd.

Effective September 3, 2003 (the “Closing Date”), ZALICO transferred certain of its business, as well as the capital stock of its wholly-owned subsidiaries, to its former affiliate, Federal Kemper Life Assurance Company (“FKLA”). In a contemporaneous transaction, FKLA and ZALICO entered into a coinsurance agreement under which FKLA administers the business and the records of, and 100% reinsures, certain lines of business issued by ZALICO, including certain registered variable annuity contracts that are funded through the ZALICO Variable Annuity Separate Account (the “Separate Account”). These transfers were part of a larger transaction under which the capital stock of FKLA was sold to Bank One Insurance Holdings, Inc. (“Bank One”). On July 1, 2004, Bank One merged into JP Morgan Chase & Co., and FKLA changed its name to Chase Insurance Life and Annuity Company (“Chase Insurance”).

On July 3, 2006, Protective Life Insurance Company of Birmingham, Alabama (“Protective Life”), purchased Chase Insurance from JP Morgan Chase & Co. Effective April 1, 2007, Chase Insurance merged with and into Protective Life. Protective Life has reinsured 100% of the variable annuity business of Chase Insurance to Commonwealth Annuity and Life Insurance Company (formerly Allmerica Financial Life Insurance and Annuity Company), a subsidiary of Global Atlantic Financial Group Limited.

These acquisitions, transfers and the coinsurance agreement do not relate directly to the Contracts, although certain other contracts issued by ZALICO and administered by Protective Life are supported by the Separate Account. Your rights and benefits and our obligations under the Contracts are not changed by these transactions and agreements.

Effective September 7, 2004, we transferred our customer services operations and the administration of the Contracts to IBM Business Transformation Outsourcing Insurance Service Corporation (“IBM Outsourcing”), in Greenville, South Carolina. IBM Outsourcing provides all of the services required for complete support and administration of your Contract, including processing all premium payments and all requests for transfers, partial withdrawals, surrenders and death benefits, responding to inquiries, and calculating accumulation unit values for your Contract and the Separate Account. On or about January 31, 2014, Concentrix Corporation, a wholly owned subsidiary of SYNNEX Corporation, acquired ownership of IBM Outsourcing. IBM Outsourcing has changed its name to Concentrix Insurance Administration Solutions Corporation. Concentrix Corporation’s acquisition of IBM Outsourcing is not expected to change the administration of your Contract.”

4. The following modifications to the disclosure contained in your Prospectus reflect additional detail regarding the deduction of the annual Records Maintenance Charge. The disclosure appearing under the heading “3. Records Maintenance Charge” on pages 29 and 30 of your Prospectus is hereby deleted in its entirety and replaced with the following disclosure:

“We deduct an annual Records Maintenance Charge of $30 during the Accumulation Period. The charge is assessed:

•	at the end of each Contract Year,

•	on Contract surrender, and

•	upon annuitization.

However, we do not deduct the Records Maintenance Charge for Contracts with Contract Value of at least $50,000 on the assessment date. Except as described in the Exceptions section of this Prospectus (see “CONTRACT CHARGES AND EXPENSES—Charges Against The Separate Account—9. Exceptions”), there are no other waivers of or reductions in the Records Maintenance Charge.

This charge reimburses us for the expenses of establishing and maintaining Contract records. The Records Maintenance Charge reduces the net assets of each Subaccount, Guarantee Period and the Fixed Account. The Records Maintenance Charge is assessed equally among all Subaccounts in which you have an interest.

If your Contract Value is less than the $30 Records Maintenance Charge on the anniversary of your Contract’s date of issue when the Records Maintenance Charge is assessed, your Contract and any applicable riders (including, but not limited to, the GRIB rider) will terminate, without value and without further notice, on that date. If your Contract has the GRIB rider, permitting the Contract to terminate without value will result in the GRIB rider also terminating along with any accumulated benefits. You should consult your financial advisor and make sure that you fully understand the impact that permitting your Contract to terminate without value will have on your GRIB rider benefits.

If your Contract Value is less than $30 on the anniversary of your Contract’s date of issue when the Records Maintenance Charge is assessed, you can avoid having your Contract and any applicable riders terminate, without value and without further notice, by making additional Purchase Payments into your Contract before the Records Maintenance Charge is assessed. The minimum additional Purchase Payment is $500 ($50 or more for IRAs; $100 if you authorize us to draw on an account via check or electronic debit). See “THE CONTRACTS—A. General Information”. Your additional Purchase Payments are subject to all applicable charges, such as applicable state premium taxes.”

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If you have any questions regarding this Supplement, please call the Service Center at 1-800-449-0523 (toll free), or write at PO Box 19097, Greenville, South Carolina, 29602-9097.

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